“Gran Acuario Mazatlán Mar de Cortés“, Mazatlán, Mexico First Quarter 2026 Results Exhibit 3

Except as the context otherwise may require, references in this presentation to “we,” “us,” “our,” or similar expressions refer to Cemex, S.A.B. de C.V. (“Cemex”) (NYSE: CX; BMV: CEMEX.CPO) and its consolidated entities. The information disclosed in this presentation and the current or future events referenced therein may contain forward-looking statements within the meaning of applicable securities laws and regulations, including but not limited to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend these forward-looking statements to be covered by the “safe harbor” provisions for forward-looking statements within the meaning of applicable securities laws and regulations in all jurisdictions where such provisions exist, including but not limited to the US Private Securities Litigation Reform Act of 1995. These forward-looking statements and information are necessarily subject to risks, uncertainties, and assumptions, including but not limited to statements related to our plans, objectives, and expectations (financial or otherwise), and typically can be identified by the use of words such as, but not limited to, “will”, “may,” “assume,” “might,” “should,” “could,” “continue,” “would,” “can,” “consider,” “anticipate,” “estimate,” “expect,” “envision,” “plan,” “believe,” “foresee,” “predict,” “potential,” “target,” “goal,” “strategy,” “intend,” “aimed”, or other forward-looking words. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to be correct, and actual results, performance and/or achievements may vary, including materially, from historical results, performance and/or achievements or those anticipated by forward-looking statements due to various factors. Unless otherwise indicated, these forward-looking statements reflect our current expectations and projections about the future based on certain assumptions and on our knowledge of facts and circumstances as of the date such forward-looking statements are made. These forward-looking statements necessarily involve risks, uncertainties, assumptions and other important factors that could cause results and any estimate, projection and/or guidance presented in this presentation to differ materially from historical results, performance and/or achievements or those anticipated by forward-looking statements due to various factors. Among others, such risks, uncertainties, assumptions, and other important factors that could cause results and any estimate, projection and/or guidance presented in this presentation to differ or fail to materialize, or that otherwise could have an impact on us, include those discussed in our most recent annual report and those detailed from time to time in our other filings with the U.S. Securities and the Exchange Commission (“SEC”), Mexican National Banking and Securities Commission (Comisión Nacional Bancaria y de Valores, the “CNBV”) and the Mexican Stock Exchange (Bolsa Mexicana de Valores, the “BMV”), which factors are incorporated herein by reference, including, but not limited to: changes in general economic, political and social conditions, including government shutdowns, new governments or regimes and decisions implemented by such new governments or regimes, changes in laws or regulations in the countries in which we do business, elections, changes in inflation, interest and foreign exchange rates, employment levels, population growth, any slowdown in the flow of remittances into countries where we operate, consumer confidence and the liquidity of the financial and capital markets in Mexico, the United States of America, the European Union (“EU”), the United Kingdom or other countries in which we operate; the cyclical activity of the construction sector and reduced construction activity in our end markets or reduced use in our end markets for our products; our exposure to sectors that impact our and our clients’ businesses, particularly those operating in the commercial and residential construction sectors, and the public and private infrastructure and energy sectors; volatility in pension plan asset values and liabilities, which may require cash or other contributions to the pension plans; changes in spending levels for residential and commercial construction and general infrastructure projects; the availability of short-term credit lines or working capital facilities, which can assist us in connection with market cycles; any impact of not maintaining investment grade debt rating or not obtaining investment grade debt ratings from additional rating agencies on our cost of capital and on the cost of the products and services we purchase; availability of raw materials and related fluctuating prices of raw materials, as well as of goods and services in general, in particular increases in prices of raw materials, goods and services, as a result of inflation, trade barriers, measures imposed by governments or as a result of conflicts between countries that disrupt supply chains; our ability to maintain and expand our distribution network and maintain favorable relationships with third parties who supply us with equipment, services and essential supplies; competition in the markets in which we offer our products and services; the impact of environmental cleanup costs and other remedial actions, and other environmental, climate and related liabilities relating to existing and/or divested businesses, assets and/or operations; our ability to secure and permit aggregates reserves in strategically located areas in amounts that our operations require to operate or operate in a cost-efficient manner; the timing and amount of federal, state, and local funding for infrastructure; changes in our effective tax rate; our ability to comply with regulations and implement technologies and other initiatives that aim to reduce and/or capture CO2 emissions and comply with related carbon emissions regulations in place in the jurisdictions where we have operations; the legal and regulatory environment, including environmental, climate, trade, energy, tax, antitrust, sanctions, import and export controls, construction, human rights and labor welfare, and acquisition-related rules and regulations in the countries and regions in which we have operations; the effects of currency fluctuations on our results of operations and financial condition; our ability to satisfy our obligations under our debt agreements, the indentures that govern our outstanding notes, and our other debt instruments and financial obligations, and also regarding our subordinated notes with no fixed maturity and other financial obligations; adverse legal or regulatory proceedings or disputes, such as class actions or enforcement or other proceedings brought by third parties, government and regulatory agencies, including antitrust investigations and claims; our ability to protect our reputation and intellectual property; our ability to consummate asset sales or consummate asset sales in terms favorable to us, fully integrate newly acquired businesses, achieve cost-savings from our cost-reduction initiatives, implement our pricing and commercial initiatives for our products and services, and generally meet our business strategy’s goals; the increasing reliance on information technology infrastructure for our sales, invoicing, procurement, financial statements, and other processes that can adversely affect our sales and operations in the event that the infrastructure does not work as intended, experiences technical difficulties, or is subjected to invasion, disruption, or damage caused by circumstances beyond our control, including cyber-attacks, catastrophic events, power outages, natural disasters, computer system or network failures, or other security breaches; the effects of climate change, in particular reflected in weather conditions, including but not limited to excessive rain and snow, shortage of usable water, wildfires and natural disasters, such as earthquakes, hurricanes, tornadoes and floods, that could affect our facilities or the markets in which we offer our products and services or from where we source our raw materials; trade barriers, including but not limited to tariffs or import taxes, including those imposed by the United States of America to key markets in which we operate, in particular, Mexico, China and the EU, and changes in existing trade policies or changes to, or withdrawals from, free trade agreements, including the United States-Mexico-Canada Agreement (the “USMCA”), and the overall impact that the imposition or threat of trade barriers may cause on the overall economy of the countries in which we do business or that are part of our global supply chain; availability and cost of trucks, railcars, barges, and ships, terminals, warehouses, as well as their licensed operators, drivers, staff and workers for transport, loading and unloading of our materials or that are otherwise a part of our supply chain; labor shortages and constraints; our ability to hire, effectively compensate and retain our key personnel and maintain satisfactory labor relations; our ability to detect and prevent money laundering, terrorism financing and corruption, as well as other illegal activities, and how any measures implemented by governments to detect and prevent money laundering, terrorism financing and corruption, and other illegal activities, affect our customers, suppliers and countries in which we do business in general; defaults, losses or disruptions in agreements, financial transactions or operations resulting from sanctions or restrictions imposed on any financial institution, including but not limited to banks, common representatives, trustees, payment processors, paying agents or other financial intermediaries, or any related parties; terrorist and organized criminal activities, social unrest, as well as geopolitical events, such as global, regional or national instability, hostilities, war, and armed conflicts, including the current war between Russia and Ukraine, the ongoing war among Israel, the United States and Iran, conflicts in the Middle East and any insecurity and hostilities in Mexico related to illegal activities or organized crime and any actions any government takes to prevent these illegal activities and organized crime; the impact of pandemics, epidemics, or outbreaks of infectious diseases and the response of governments and other third parties, which could adversely affect, among other matters, the ability of our operating facilities to operate at full or any capacity, supply chains, international operations, availability of liquidity, investor confidence and consumer spending, as well as the availability of, and demand for, our products and services; changes in the economy that affect demand for consumer goods, consequently affecting demand for our products and services; the depth and duration of an economic slowdown or recession, instability in the business landscape and lack of availability of credit; declarations of insolvency or bankruptcy, or becoming subject to similar proceedings; natural disasters and other unforeseen events (including global health hazards such as, for example, COVID-19); and our ability to implement our climate action program in effect at any given time, if any, including our current “Future in Action” climate action and nature program, and to achieve our sustainability goals and objectives in effect at any given time, if any, including under our current “Future in Action” climate action and nature program. Many factors could cause our expectations, expected results, and/or projections expressed in this presentation and in the events referenced herein not being reached and/or not producing the expected benefits and/or results, as any such benefits or results are subject to uncertainties, costs, performance, and also rate of success and/or implementation of technologies, some of which are not yet proven, among other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance and/or achievements may vary materially from historical results, performance, and/or achievements and/or results; performance and/or achievements expressly or implicitly anticipated by the forward-looking statements; or otherwise could have an impact on us. Forward-looking statements should not be considered guarantees of future performance, and past results or developments are not indicative of results or developments in subsequent periods. Actual results, performance and/or achievements of our operations and the development of market conditions in which we operate, or other circumstances that may materialize, may differ materially from those described in, or suggested by, the forward-looking statements contained in this presentation, and events referenced therein. Any or all of our forward-looking statements may turn out to be inaccurate and the factors identified above are not exhaustive. Accordingly, undue reliance on forward-looking statements should not be placed, as such forward-looking statements speak only as of the dates on which they are made. The forward-looking statements and the information disclosed in this presentation are made and stated as of the dates specified in such referenced presentation and are subject to change without notice; and, except to the extent legally required, we expressly disclaim any obligation or undertaking to update or correct the information contained in this presentation, or revise any forward-looking statements in such referenced presentation, whether to reflect new information, the occurrence of anticipated or unanticipated future events or circumstances, any change in our expectations regarding those forward-looking statements, any change in events, conditions or circumstances on which any such statement is based, or otherwise. Readers should review future reports filed or furnished by us with the SEC, the CNBV and the BMV. Market data used in this presentation and events referenced herein not attributed to a specific source are our estimates and have not been independently verified. Certain financial and statistical information contained in this presentation is subject to rounding adjustments; accordingly, any discrepancies between the totals and the sums of the amounts listed are due to rounding. Unless otherwise specified, all references to records are our internal records. This presentation includes certain non-International Financing Reporting Standards (“IFRS”) financial measures that differ from financial information presented by us in accordance with IFRS in our financial statements and reports containing financial information. The aforementioned non-IFRS financial measures include “Operating EBITDA” or “EBITDA” (operating earnings before other expenses, net plus depreciation and amortization), “Operating EBITDA Margin” or “EBITDA Margin” (Operating EBITDA for the period divided by revenues reported for the same period), “Operating EBIT” or “EBIT” (operating earnings before other expenses, net), and “Free Cash Flow from Operations” (Operating EBITDA minus net interest paid, maintenance capital expenditures, maintenance lease payments, fixed asset sales, change in working capital, net taxes paid, and other cash expenditures). The closest IFRS financial measure to Operating EBITDA is “Operating earnings before other expenses, net”, as Operating EBITDA adds depreciation and amortization to the IFRS financial measure. We believe there is no close IFRS financial measure to compare to Operating EBITDA Margin. The closest IFRS financial measure to Operating EBIT is “Operating earnings before other expenses, net”. We believe there is no close IFRS financial measure to compare to Free Cash Flow from Operations. These non-IFRS financial measures are designed to complement and should not be considered superior to financial measures calculated in accordance with IFRS. Although Operating EBITDA, Operating EBITDA Margin, Operating EBIT and Free Cash Flow from Operations are not measures of operating performance, an alternative to cash flows or a measure of financial position under IFRS, Operating EBITDA is the financial measure used by our management to review operating performance and profitability, for decision-making purposes and to allocate resources. Moreover, our Operating EBITDA is a measure used by our creditors to review our ability to internally fund capital expenditures, service or incur debt and comply with financial covenants under our financing agreements. Furthermore, our management regularly reviews our Operating EBITDA Margin by reportable segment and on a consolidated basis as a measure of performance and profitability. These non-IFRS financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. The financial measures presented in this presentation are being provided for informative purposes only and shall not be construed as investment, financial, or other advice. Also, this presentation includes statistical data regarding the production, distribution, marketing and sale of cement, ready-mix concrete, clinker, aggregates and Urbanization Solutions. We generated some of this data internally, and some was obtained from independent industry publications and reports that we believe to be reliable sources. We have not independently verified this data nor sought the consent of any organizations to refer to their reports in this presentation. We act in strict compliance with antitrust laws and as such, among other measures, maintain an independent pricing policy that has been independently developed and its core element is to price our products and services based upon their quality and characteristics as well as their value to our customers. We do not accept any communications or agreements of any type with competitors regarding the determination of our prices for our products and services. Unless the context indicates otherwise, all references to pricing initiatives, price increases or decreases, refer to our prices for our products. The information, statements, and opinions contained in this presentation are for informational purposes only and do not constitute a public offer under any applicable legislation, an offer to sell, or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. You should not construe any such information or other material as legal, tax, investment, financial, or other advice. We are not responsible for any third-party information referenced in this presentation. Cautionary Statement Regarding Environmental, Social, and Governance (“ESG”) and Sustainability-Related Data, Metrics, and Methodologies. This presentation includes non-financial metrics, estimates, or other information related to ESG and sustainability matters that are subject to significant uncertainties, which may include the methodology, collection, and verification of data, various estimates, and assumptions, and/or underlying data that is obtained from third parties, some of which cannot be independently verified. The preparation of certain information on ESG and sustainability matters contained in this presentation requires the application of a number of key judgments, assumptions, and estimates. The reported measures reflect good faith estimates, assumptions, and judgments at the given point in time. There is a risk that these judgments, estimates, or assumptions may subsequently prove to be incorrect and/or, to the extent legally required, may need to be restated or changed. The disclosure of information on sustainability-related matters is not yet subject to the same recognized or accepted reporting or accounting principles and rules as traditional financial information. Consequently, there are no commonly accepted reporting practices for us to follow, and ESG metrics among organizations in our industry may not be comparable. In addition, the underlying data, systems, and controls that support non-financial reporting are generally considerably less sophisticated than the systems and internal control for financial reporting and rely on manual processes. This may result in non-comparable information between organizations and/or between reporting periods within organizations as methodologies continue to develop and/or be socialized. The further development of or changes to accounting and/or reporting standards could materially impact the performance metrics, data points, and targets contained in this presentation, and the reader may not be able to compare non-financial information performance metrics, data points, or targets between reporting periods on a direct like-for-like basis. Additionally, the information disclosed in this presentation contains references to “green,” “social,” “sustainable,” or equivalent-labelled activities, products, assets, or projects. There is currently no single globally recognized or accepted, consistent, and comparable set of definitions or standards (legal, regulatory, or otherwise) of, nor widespread cross-market consensus i) as to what constitutes, a ‘green’, ‘social,’ or ‘sustainable’ or having equivalent-labelled activity, product, or asset; or ii) as to what precise attributes are required for a particular activity, product, or asset to be defined as ‘green’, ‘social,’ or ‘sustainable’ or such other equivalent label; or iii) as to climate and sustainable funding and financing activities and their classification and reporting. Therefore, there is little certainty, and no assurance or representation is given that such activities, products, assets or projects and/or reporting of those activities, products, assets or projects will meet any present or future expectations or requirements for describing or classifying such activities, products, assets or projects as ‘green,’ ‘social,’ or ‘sustainable,’ or attributing similar labels. We expect policies, regulatory requirements, standards, and definitions to be developed and continuously evolve over time. Cautionary Statement Regarding Forward-Looking ESG or Sustainability Statements. Certain sections in this presentation contain ESG- or sustainability-related forward-looking statements, such as aims, ambitions, estimates, forecasts, plans, projections, targets, goals and other metrics, including but not limited to: climate and emissions, business and human rights, corporate governance, research and development and partnerships, development of products and services that intend to address sustainability-related concerns and sustainability related targets/ ambitions when finalized, including the implementation of technologies and other initiatives that aim to reduce and/or capture CO2 emissions. These forward-looking statements also include references to specific programs, such as our current “Future in Action” climate action and nature program, as well as various ESG-related indicators, objectives or metrics disclosed previously or that may be disclosed in the future, none of which are guarantees and any and all of which may ultimately not be achieved or may be abandoned at any time, whether in part, in full, or within any specific timeframe. There are many significant uncertainties, assumptions, judgements, opinions, estimates, forecasts and statements made of future expectations underlying these forward-looking statements which could cause actual results, performance, outcomes or events to differ materially from those expressed or implied in these forward-looking statements, which include, but are not limited to: the extent and pace of climate change, including the timing and manifestation of physical and transition risks; the macroeconomic environment; uncertainty around future climate-related policy and regulations, including the timely implementation and integration of adequate government policies; the effectiveness of actions of governments, legislators, regulators, businesses, investors, customers, and other stakeholders to mitigate the impact of climate and sustainability-related risks; changes in customer behavior and demand, changes in the available technology for mitigation and the effectiveness of any such technologies, as some of these new technologies may be unproven; excessive costs and expenses related to acquire and/or develop technology for mitigation; the roll-out of low carbon infrastructure; the availability and adoption of renewable energy in our value chain; the development of carbon capture, circular utilization, and sequestration technologies, including the adoption of cost-effective carbon-related technologies such as carbon capture, utilization, and storage; the availability of accurate, verifiable, reliable, consistent, and comparable climate-related data; lack of transparency and comparability of climate-related forward-looking methodologies; variation in approaches and outcomes, as variations in methodologies may lead to under or overestimates and consequently present exaggerated indication of climate-related risk; and reliance on assumptions and future uncertainty. Calculations of forward-looking metrics are complex and require many methodological choices and assumptions. Accordingly, undue reliance should not be placed on these forward-looking statements. Furthermore, changing national and international standards, industry and scientific practices, regulatory requirements, and market expectations regarding climate change, which remain under continuous development, are subject to different interpretations. There can be no assurance that these standards, practices, requirements, and expectations will not be interpreted differently than our understanding when defining sustainability-related ambitions and targets or change in a manner that substantially increases the cost or effort for us to achieve such ambitions and targets. UNLESS OTHERWISE NOTED, ALL MONETARY FIGURES ARE PRESENTED IN DOLLARS, BASED ON INTERNATIONAL FINANCIAL REPORTING STANDARS, AS APPICABLE Copyright Cemex, S.A.B. de C.V. and subsidiaries.

While duration of war is uncertain, we believe we are well-positioned to address potential risks and expect to deliver FY 2026 EBITDA guidance Self-help focus paying off with current geopolitical uncertainty Energy strategy limits exposure to market volatility, with hedges in place for 2026 and flexibility to diversify fuel mix Operations in Israel and the UAE (4% of consolidated EBITDA) have largely normalized after onset of Iran War Expect growing inflationary headwinds: as a lesson from Ukraine War playbook, we will maintain pricing strategy that offsets input cost inflation In current global context with rising maritime freight rates, tariffs, supply chain disruptions and increasing energy and logistics costs, expect progressively stronger pricing support in the US as year unfolds Will continue expanding scope of Project Cutting Edge with new structural savings mitigating risks in an increasingly volatile environment

Transformation delivering solid 1Q26 results Record 1Q consolidated EBITDA growing 34% YoY, with robust performance in Mexico, EMEA, and SCAC Transformation bolstering key Project Cutting Edge metrics of EBIT, FCF from Operations and ROIC Project Cutting Edge, asset reviews, and new structural cost savings to be announced in 2H26, expected to support margin and FCF generation Continued accretive portfolio rebalancing with Omega acquisition and agreement to sell certain assets in Colombia Strong margin reaching 19.8%, a 3.3pp expansion YoY, with most regions contributing, driven by Project Cutting Edge Cemex upgraded from A to AAA, the highest possible MSCI ESG rating, reflecting commitment to sustainability and profitable decarbonization Mexico recovery gaining traction, first YoY cement volume growth since 2Q24 Significant progress on key priority of boosting shareholder return

Earnings quality and operating leverage underpinning 1Q results Net Sales EBITDA Net Income FCF from  Operations Silkworm Sanctuary, Oaxaca, Mexico pp EBITDA Margin Millions of U.S. dollars 1) FCF from Operations excluding severance payments and discontinued operations divided by EBITDA on a trailing twelve-month basis. Adj. FCF from Ops. Conversion rate1 (LTM) pp +3% l-t-l +23% l-t-l EBIT

Continued volume recovery in Mexico Domestic gray cement USA SCAC MEX EMEA 1Q26 YoY % Volume Growth Cement1 Ready-mix Aggregates CONSOLIDATED VOLUMES YoY % Volume Growth EUROPE

Positive pricing in most markets Cement1 Ready-mix Aggregates 1Q26 YoY % and QoQ % Price Increases Domestic gray cement Note: All price variations are based on FOB prices. For Cemex and all its regions, prices are calculated on a volume-weighted average basis at constant foreign-exchange rates. USA SCAC MEX EMEA 5% 0% -2% Sequential (4Q25 to 1Q26) -1% -1% 5% 5% 2% -13% 1% 3% 6% 4% 3% 4% CONSOLIDATED PRICES YoY % Price Increase EUROPE 4% 4% 7%

Self-help delivering ~45% of EBITDA growth1 EBITDA Millions of U.S. dollars 1) On a like-to-like basis 19.8% +3.3pp EBITDA margin 16.5%

Project Cutting Edge driving visible operational improvement

EBITDA Savings under Project Cutting Edge

(US$ M)



200
75
125
60
50
10
105
75
30
35
35
400
200
200
Overhead
Operating
2025
1Q26
2026 RoY
2027
Recurrent savings
ACHIEVED
EXPECTED

1Q26 YoY

	EBITDA Margin	COGS as % of Sales	Op. Exp. as % of Sales
Mexico	+4.7pp	-3.7pp	-1.5pp
US	0.0pp	+0.8pp	-0.2pp
EMEA	+2.1pp	-0.7pp	-1.2pp
SCAC	+2.8pp	+1.2pp	-1.9pp
Cemex	**+3.3pp**	**-1.7pp**	**-1.5pp**

EBIT: +56% YoY
EBITDA: +34% YoY

9

Accretive portfolio rebalancing continued

CEMEX

Asset divestments in Colombia



Total Expected Proceeds

~$555 M

~10x multiple

Divesting non-core assets in emerging markets

Improving margins, FCF conversion, and ROIC through **decisive performance and portfolio actions**

Omega Acquisition

ΩMEGA PRODUCTS INTERNATIONAL

Leading stucco producer in Western US with the #1 brand

<7x multiple post-synergies

FCF conversion rate of **~65%**

Expected direct synergies of ~50% of Omega's 2025 EBITDA of ~$23 M



Vertical Integration
Cement, sand & admixtures as raw materials



Customers
Cross-selling through customer base

10

Regional Highlights L' Arbre Blanc, Montpellier, France

The Village Residential Project, Playa del Carmen, México Mexico: Recovery gaining traction Solid EBITDA growth and margin expansion supported by Project Cutting Edge, cement volume recovery, higher prices, and operating leverage First YoY cement volume growth since mid‑2024, supported by self-construction and government‑backed social programs Cement prices up 5% sequentially Activity in infrastructure, while still soft, is improving, with ready‑mix backlog trending higher Millions of U.S. dollars *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

U.S.: Stable despite headwinds, aggregates driving performance AGGS CEM 1Q26 EBITDA RMX & Urb. Sol. Millions of U.S. dollars Project Cutting Edge, higher cement production, and continued growth in aggregates supporting results Adverse weather weighed on activity, with recovery in March Adjusting for weather, cement and ready‑mix volumes increasing 1% and 5%, respectively, reflecting slight improvement in market demand Aggregates volumes supported by Couch and recent investments Infrastructure and large I&C projects driving demand The Estates at Acqualina, Miami, United States *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Tortosa Judicial Building, Tortosa, Spain EMEA: Pricing and cost discipline driving solid results Europe MEA 1Q26 EBITDA Solid first‑quarter performance, with double‑digit EBITDA growth in both Europe and MEA Margin expansion driven by higher prices and recurring structural cost savings CBAM and the phase‑out of free EU ETS allowances supporting cement pricing, up 4% sequentially MEA outperformed initial expectations, with EBITDA up 18%, like-to-like, despite elevated geopolitical uncertainty Millions of U.S. dollars *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Pompey Estate, Portland, Jamaica SCAC: Delivering strong results with higher margins Jamaica COL 1Q26 EBITDA Rest Double‑digit EBITDA growth driven by volumes and Project Cutting Edge Jamaica debottlenecking allows substitution of imports with local production Cement demand supported by informal sector in Colombia and tourism and reconstruction efforts in Jamaica Sequential cement prices up 5% Positive medium‑term outlook supported by improving consumer sentiment and informal construction Millions of U.S. dollars *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB Acum. 1Q26 vs. Acum. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Acum. 1Q26 vs. Acum. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Financial Developments Pelješac Bridge, Pelješac, Croatia Built with Vertua Concrete, part of our Vertua family of products with sustainable attributes

About 60% of 2025 total energy spend hedged for 2026

CEMEX

Total 2025 Energy Spend
$1.65 B

~$1.0 B CEM


Floating
29%
Fixed
37%
Regulated
34%
CEM
Electricity
~$500 M


Alternatives
Fixed by contract in Europe
32%
Petcoke
2-3 months in inventory
41%
Nat. Gas
Mostly unhedged, referenced to US prices
12%
Coal
Mostly hedged
14%
CEM
Fuel
~$500 M

~$0.5 B Transport

Diesel hedging covering ~75% of 2026 consumption; and implemented **surcharges** in certain markets

~$0.15 B RMX & AGGS

FCF from Operations improving ~$300 M YoY; LTM conversion rate of 51% Millions of U.S. dollars FCF from Operations excluding severance payments and discontinued operations divided by EBITDA on a trailing twelve-month basis. Avg. WC days 1Q25 1Q26 Var. EBITDA 595 794 199 Net interest paid (107) (90) 17 Maint. capex & lease payments (173) (144) 29 Working Capital (484) (453) 31 Net taxes paid (59) (65) (6) Other cash expenditures (74) (31) 43 Sale of fixed assets 35 18 (18) FCF from discontinued operations (4) - 4 FCF from Operations (270) 29 299 +20pp Adj. FCF conversion1 Controlling Net Income

Gilbert Chabroux School, Lyon, France Built with Insularis, part of our Vertua family of products with sustainable attributes 2026 Outlook

Outlook 2026[1]

EBITDA[2]	High-single digit increase
Energy cost/ton of cement produced	Mid-to-high single digit % increase
Maintenance CapEx	~$900 million
Growth Investments	~$300 million Growth CapEx ~$210 million Inv. in Intangible Assets[3]
Investment in working capital	$50 to $100 million investment
Cash taxes	~$400 million
Net interest paid[4]	Flat

1) Reflects Cemex's expectations as of April 23, 2026.
2) Like-to-like for ongoing operations and assumes FX rate range of $18.25 to $18.50 MXN per USD for 2026.
3) Investments in Intangible Assets is expected to remain flat in 2026 vs. 2025, as the purchase of aggregates mining rights offset other reductions.
4) Including the coupons of subordinated notes with no fixed maturity and the effect of our cross-currency and interest rate swaps.

20

Appendix International Museum of Baroque, Puebla, Mexico

2026 volume guidance1: selected countries/regions Cement Ready-mix Aggregates Cemex Low-single digit increase Low-single digit increase Low-single digit increase Mexico Low to mid-single digit increase Mid-single digit increase Low to mid-single digit increase USA Low-single digit increase Low-single digit increase Mid-single digit increase EMEA Low-single digit increase Low-single digit increase Mid-single digit decrease Europe Flat Flat Mid-single digit decrease MEA Low-single digit increase Low-single digit increase Low-single digit increase SCAC Low-single digit increase Mid-single digit decrease N/A Reflects Cemex’s expectations as of April 23, 2026. All volume guidance in this slide means in percentage terms vs 2025. Guidance highlighted in green denotes an upward adjustment vs previous guidance; guidance highlighted in orange denotes a downward adjustment vs previous guidance.

Urbanization Solutions 22.7% Sales Concrete Products Mortars Asphalt Construction Chemicals By region 1Q26 EBITDA margin 19.9% +2.8pp +0% l-t-l +13% l-t-l EBITDA Millions of U.S. dollars Calzada del Valle, San Pedro Garza García, Mexico MEX US EMEA SCAC MEX US EMEA SCAC

Consolidated volumes and prices All price variations are based on FOB prices. Price (l-t-l) calculated on a volume-weighted average basis at constant foreign-exchange rates. *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 1T26vs.1T25 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 YTD 1Q26 vs. YTD 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 3680 0.54269281816841175 3716.387264494138 0.54949254828395888 #N/A #N/A Main Bank Debt Agreements 1843 0.27178882170771274 1758.1927446376999 0.25996047851510479 #N/A #N/A Leases 1136 0.16752691343459666 #REF! #REF! #N/A #N/A Other 122 1.7991446689278868E-2 0 0 #N/A #N/A Total Debt 6781 #REF! #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 3680 0.54269281816841175 3716.387264494138 0.54949254828395888 #N/A #N/A Principales Contratos de Deuda Bancaria 1843 0.27178882170771274 1758.1927446376999 0.25996047851510479 #N/A #N/A Arrendamientos 1136 0.16752691343459666 #REF! #REF! #N/A #N/A Otros 122 1.7991446689278868E-2 #N/A #N/A Deuda Total 6781 #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6763.2475904066559 6236.1195676767447 -7.7940074747169907E-2 6779.9909944889187 Total debt1 6763.2475904066559 6236.1195676767447 -7.7940074747169907E-2 6779.9909944889187 Corto Plazo 0.13418777187811567 0.10480400544481097 0.21477661280344554 Short-term 0.13418777187811567 0.10480400544481097 0.21477661280344554 Largo Plazo 0.8658122281218843 0.89519599455518895 0.78522338719655438 Long-term 0.8658122281218843 0.89519599455518895 0.78522338719655438 Efectivo y equivalentes 1179.10682 686.97951999999998 -0.41737295693022958 1822.3594599999999 Cash and cash equivalents 1179.10682 686.97951999999998 -0.41737295693022958 1822.3594599999999 Deuda neta 5584.140770406656 5549.1400476767449 -6.2678797274234865E-3 4957.631534488919 Net debt 5584.140770406656 5549.1400476767449 -6.2678797274234865E-3 4957.631534488919 Razón de apalancamiento consolidado2 2.57 2.2999999999999998 2.2599999999999998 Leverage ratio2 2.57 2.2999999999999998 2.2599999999999998 Razón de cobertura de intereses consolidado2 7.2 9.17 8.3699999999999992 Coverage ratio2 7.2 9.17 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS 591.50851318782588 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 - Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 - Acquisitions and divestments TRUE - Investments in intangible assets 37.158582628529786 -56.910038341610168 - Inversiones en activo intangible 37.158582628529786 - Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -48.494983277591963 - Cupones en notas subordinadas 61.625000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 36.422850694145041 -32.82271835394161 -Contribuciones al pland de pensiones 36.422850694145041 - Contributions to pension plan TRUE - Dividends 32.027578371527312 -20.411496763303745 - Dividendos 32.027578371527312 - Dividends TRUE - Share buybacks 99.823262372025539 54.788016478665618 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 105.48942203480894 1025 - Otros neto 105.48942203480894 - Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 5,549.1497437578446 -,105.48942203480894 *** Deuda neta a Marzo 2026 5,549.1497437578446 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 - Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 - Acquisitions and divestments TRUE - Investments in intangible assets 37.158582628529786 -56.910038341610168 - Inversiones en activo intangible 37.158582628529786 - Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -48.494983277591963 - Cupones en notas subordinadas 61.625000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 36.422850694145041 -32.82271835394161 -Contribuciones al pland de pensiones 36.422850694145041 - Contributions to pension plan TRUE - Dividends 32.027578371527312 -20.411496763303745 - Dividendos 32.027578371527312 - Dividends TRUE - Share buybacks 99.823262372025539 54.788016478665618 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 105.48942203480894 - Otros neto 105.48942203480894 - Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,549.1497437578446 0 -,105.48942203480894 *** Deuda neta a Marzo 2026 5,549.1497437578446 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 1T26vs.1T25 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 YTD 1Q26 vs. YTD 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 3680 0.54269281816841175 3716.387264494138 0.54949254828395888 #N/A #N/A Main Bank Debt Agreements 1843 0.27178882170771274 1758.1927446376999 0.25996047851510479 #N/A #N/A Leases 1136 0.16752691343459666 #REF! #REF! #N/A #N/A Other 122 1.7991446689278868E-2 0 0 #N/A #N/A Total Debt 6781 #REF! #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 3680 0.54269281816841175 3716.387264494138 0.54949254828395888 #N/A #N/A Principales Contratos de Deuda Bancaria 1843 0.27178882170771274 1758.1927446376999 0.25996047851510479 #N/A #N/A Arrendamientos 1136 0.16752691343459666 #REF! #REF! #N/A #N/A Otros 122 1.7991446689278868E-2 #N/A #N/A Deuda Total 6781 #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6763.2475904066559 6236.1195676767447 -7.7940074747169907E-2 6779.9909944889187 Total debt1 6763.2475904066559 6236.1195676767447 -7.7940074747169907E-2 6779.9909944889187 Corto Plazo 0.13418777187811567 0.10480400544481097 0.21477661280344554 Short-term 0.13418777187811567 0.10480400544481097 0.21477661280344554 Largo Plazo 0.8658122281218843 0.89519599455518895 0.78522338719655438 Long-term 0.8658122281218843 0.89519599455518895 0.78522338719655438 Efectivo y equivalentes 1179.10682 686.97951999999998 -0.41737295693022958 1822.3594599999999 Cash and cash equivalents 1179.10682 686.97951999999998 -0.41737295693022958 1822.3594599999999 Deuda neta 5584.140770406656 5549.1400476767449 -6.2678797274234865E-3 4957.631534488919 Net debt 5584.140770406656 5549.1400476767449 -6.2678797274234865E-3 4957.631534488919 Razón de apalancamiento consolidado2 2.57 2.2999999999999998 2.2599999999999998 Leverage ratio2 2.57 2.2999999999999998 2.2599999999999998 Razón de cobertura de intereses consolidado2 7.2 9.17 8.3699999999999992 Coverage ratio2 7.2 9.17 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS 591.50851318782588 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 0 0 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 - Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 - Acquisitions and divestments TRUE - Investments in intangible assets 37.158582628529786 -56.910038341610168 - Inversiones en activo intangible 37.158582628529786 - Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -48.494983277591963 - Cupones en notas subordinadas 61.625000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 36.422850694145041 -32.82271835394161 -Contribuciones al pland de pensiones 36.422850694145041 - Contributions to pension plan TRUE - Dividends 32.027578371527312 -20.411496763303745 - Dividendos 32.027578371527312 - Dividends TRUE - Share buybacks 99.823262372025539 54.788016478665618 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 105.48942203480894 1025 - Otros neto 105.48942203480894 - Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 5,549.1497437578446 -,105.48942203480894 *** Deuda neta a Marzo 2026 5,549.1497437578446 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 - Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 - Acquisitions and divestments TRUE - Investments in intangible assets 37.158582628529786 -56.910038341610168 - Inversiones en activo intangible 37.158582628529786 - Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -48.494983277591963 - Cupones en notas subordinadas 61.625000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 36.422850694145041 -32.82271835394161 -Contribuciones al pland de pensiones 36.422850694145041 - Contributions to pension plan TRUE - Dividends 32.027578371527312 -20.411496763303745 - Dividendos 32.027578371527312 - Dividends TRUE - Share buybacks 99.823262372025539 54.788016478665618 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 105.48942203480894 - Otros neto 105.48942203480894 - Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,549.1497437578446 0 -,105.48942203480894 *** Deuda neta a Marzo 2026 5,549.1497437578446 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

1Q26 volume and price summary All price variations are based on FOB prices. Price (LC) for EMEA, Europe, MEA, and SCAC calculated on a volume-weighted-average basis at constant foreign-exchange rates. *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 YTD 1Q26 vs. YTD 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26 vs. YTD 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *** 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26 vs. Acum. 1T25 1T26 vs. 1T25 1T26 vs. 4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 YTD 1Q26 vs. YTD 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26 vs. YTD 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 0 #DIV/0! #N/A #N/A #N/A #N/A Main Bank Debt Agreements 0 #DIV/0! #N/A #N/A #N/A #N/A Leases 0 #DIV/0! #REF! #REF! #N/A #N/A Other 0 #DIV/0! 0 0 #N/A #N/A Total Debt 0 #N/A #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 0 #DIV/0! #N/A #N/A #N/A #N/A Principales Contratos de Deuda Bancaria 0 #DIV/0! #N/A #N/A #N/A #N/A Arrendamientos 0 #DIV/0! #REF! #REF! #N/A #N/A Otros 0 #DIV/0! #N/A #N/A Deuda Total 0 #N/A #N/A #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Total debt1 6700.3712144204092 6779.9909944889187 1.1882890890754449E-2 6789.3107951135835 Corto Plazo 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Short-term 6.8422723733955429E-2 0.21477661280344554 0.113225047938846 Largo Plazo 0.93157727626604447 0.78522338719655438 0.88677495206115398 Long-term 0.93157727626604447 0.78522338719655438 0.88677495206115398 Efectivo y equivalentes 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Cash and cash equivalents 863.92594999999994 1822.3594599999999 1.1093931256492526 1197.7168200000001 Deuda neta 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Net debt 5836.4452644204093 4957.631534488919 -0.15057345526545618 5591.5939751135802 Deuda neta consolidada2 #N/A 0 #N/A 5022.4137114686846 Net debt per bank agreements2 #N/A 0 #N/A 5022.4137114686846 Razón de apalancamiento consolidado2 #N/A 0 1.63 Leverage ratio2 #N/A 0 1.63 Razón de cobertura de intereses consolidado2 #N/A 0 8.3699999999999992 Coverage ratio2 #N/A 0 8.3699999999999992 OJO: Información viene del data bridge - COVENANTS -633.96244062466121 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 #N/A 0 0 Cobertura de intereses3 4 0 #N/A 0 0 As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 5,836.4452644204093 *** Deuda neta a Diciembre 2025 5,836.4452644204093 Net debt December TRUE 3 -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 1025 - Otros neto 241.73553510097952 Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 6,427.9634736893349 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,427.9634736893349 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 5,591.5939751135802 *** Deuda neta a Diciembre 2025 5,591.5939751135802 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 Acquisitions and disposals TRUE - Dividends 32.027578371527312 -156.73330071363571 - Dividendos 32.027578371527312 Dividends TRUE - Investments in intangible assets 37.158582628529786 -48.494983277591963 - Inversiones en activo intangible 37.158582628529786 Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -32.82271835394161 - Cupones en notas subordinadas 61.625000010000008 Coupons on subordinated notes TRUE - Others net 241.73553510097952 -2.0463309787831676 - Otros neto 241.73553510097952 Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 6,183.1121843825058 -,244.85128930682913 -,241.73553510097952 *** Deuda neta a Marzo 2026 6,183.1121843825058 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Acum. 1T26 vs. Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Net Debt Variation 1Q26 -$592 Net Debt Waterfall (US$ M) 1 1) Others, net is largely explained by the change in outstanding balance under securitization programs, activities related to our stock compensation plan, and contributions to pension plans. Shareholder return: ~US$132 M

Average life of debt: 3.7 years Debt maturity profile as of March 31, 2026 Total debt1 as of March 31, 2026: $6,236 million Millions of U.S. dollars 1) Total debt excluding subordinated notes Fixed Income Other bank debt Main bank debt agreements Leases Total debt1 by instrument

Additional information on debt Currency3 denomination Interest rate3 Millions of U.S. dollars. Includes leases, in accordance with IFRS Calculated based on Net debt plus subordinated notes Includes the effect of our interest rate and cross-currency derivatives, as applicable *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 1T26vs.1T25 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 YTD 1Q26 vs. YTD 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 3680 0.54269281816841175 3716.387264494138 0.54949254828395888 #N/A #N/A Main Bank Debt Agreements 1843 0.27178882170771274 1758.1927446376999 0.25996047851510479 #N/A #N/A Leases 1136 0.16752691343459666 #REF! #REF! #N/A #N/A Other 122 1.7991446689278868E-2 0 0 #N/A #N/A Total Debt 6781 #REF! #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 3680 0.54269281816841175 3716.387264494138 0.54949254828395888 #N/A #N/A Principales Contratos de Deuda Bancaria 1843 0.27178882170771274 1758.1927446376999 0.25996047851510479 #N/A #N/A Arrendamientos 1136 0.16752691343459666 #REF! #REF! #N/A #N/A Otros 122 1.7991446689278868E-2 #N/A #N/A Deuda Total 6781 #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6763.2475904066559 6236.1195676767447 -7.7940074747169907E-2 6779.9909944889187 Total debt1 6763.2475904066559 6236.1195676767447 -7.7940074747169907E-2 6779.9909944889187 Corto Plazo 0.13418777187811567 0.10480400544481097 0.21477661280344554 Short-term 0.13418777187811567 0.10480400544481097 0.21477661280344554 Largo Plazo 0.8658122281218843 0.89519599455518895 0.78522338719655438 Long-term 0.8658122281218843 0.89519599455518895 0.78522338719655438 Efectivo y equivalentes 1179.10682 686.97951999999998 -0.41737295693022958 1822.3594599999999 Cash and cash equivalents 1179.10682 686.97951999999998 -0.41737295693022958 1822.3594599999999 Deuda neta 5584.140770406656 5549.1400476767449 -6.2678797274234865E-3 4957.631534488919 Net debt 5584.140770406656 5549.1400476767449 -6.2678797274234865E-3 4957.631534488919 Razón de apalancamiento consolidado2 2.57 2.2999999999999998 2.2599999999999998 Leverage ratio2 2.57 2.2999999999999998 2.2599999999999998 OJO: Información viene del data bridge - COVENANTS 591.50851318782588 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 - Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 - Acquisitions and divestments TRUE - Investments in intangible assets 37.158582628529786 -56.910038341610168 - Inversiones en activo intangible 37.158582628529786 - Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -48.494983277591963 - Cupones en notas subordinadas 61.625000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 36.422850694145041 -32.82271835394161 -Contribuciones al pland de pensiones 36.422850694145041 - Contributions to pension plan TRUE - Dividends 32.027578371527312 -20.411496763303745 - Dividendos 32.027578371527312 - Dividends TRUE - Share buybacks 99.823262372025539 54.788016478665618 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 105.48942203480894 1025 - Otros neto 105.48942203480894 - Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 5,549.1497437578446 -,105.48942203480894 *** Deuda neta a Marzo 2026 5,549.1497437578446 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 - Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 - Acquisitions and divestments TRUE - Investments in intangible assets 37.158582628529786 -56.910038341610168 - Inversiones en activo intangible 37.158582628529786 - Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -48.494983277591963 - Cupones en notas subordinadas 61.625000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 36.422850694145041 -32.82271835394161 -Contribuciones al pland de pensiones 36.422850694145041 - Contributions to pension plan TRUE - Dividends 32.027578371527312 -20.411496763303745 - Dividendos 32.027578371527312 - Dividends TRUE - Share buybacks 99.823262372025539 54.788016478665618 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 105.48942203480894 - Otros neto 105.48942203480894 - Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,549.1497437578446 0 -,105.48942203480894 *** Deuda neta a Marzo 2026 5,549.1497437578446 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 *EDITAR PARA QUE QUEDEN 3 FILAS - PETICIÓN DE LUCY Acum 1T26vs.1T25 1T26 vs. 1T25 1T26 vs. 4T25 Acum. 1T26vs.Acum. 1T25 1T26vs.1T25 1T26vs.4T25 Cemento gris doméstico Volumen 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Precio (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Precio (comp) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Concreto Volumen -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Precio (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Precio (comp) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Agregados Volumen 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Precio (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Precio (comp) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 YTD 1Q26 vs. YTD 1Q25 1Q26 vs. 1Q25 1Q26 vs. 4Q25 *** Agregar manual el dato de VOLUME en la tab de "vol&precio" del 1st delivery FOB YTD 1Q26vs.YTD 1Q25 1Q26vs1Q25 1Q26vs.4Q25 Domestic gray cement Volume 8.1384134564046473E-3 8.1384134564046473E-3 -5.8700157932917385E-2 Price (USD) 0.11361444100882764 0.11361444100882764 5.6988621977851463E-2 Price (l-t-l) 2.4252608307624435E-2 2.4252608307624435E-2 3.9508956305957056E-2 Ready mix Volume -2.8018730403949754E-2 -2.8018730403949754E-2 -6.1604292922168957E-2 Price (USD) 8.8285486714133263E-2 8.8285486714133263E-2 4.0064503375568515E-2 Price (l-t-l) 1.4240613421965254E-2 1.4240613421965254E-2 2.6100693162635708E-2 Aggregates Volume 4.2082186375562713E-3 4.2082186375562713E-3 -0.10856306245625946 Price (USD) 0.10016044635898576 0.10016044635898576 5.3789662574967985E-2 Price (l-t-l) 4.5080617989935456E-2 4.5080617989935456E-2 4.4207936815272568E-2 Validación Cemento gris doméstico 0 0 0 0 0 0 0 0 0 Concreto 0 0 0 0 0 0 0 0 0 Agregados 0 0 0 0 0 0 0 0 0 Fourth Quarter First Quarter 2025 % of total 2025 % of total 2026 % of total Fixed Income 3680 0.54269281816841175 3716.387264494138 0.54949254828395888 #N/A #N/A Main Bank Debt Agreements 1843 0.27178882170771274 1758.1927446376999 0.25996047851510479 #N/A #N/A Leases 1136 0.16752691343459666 #REF! #REF! #N/A #N/A Other 122 1.7991446689278868E-2 0 0 #N/A #N/A Total Debt 6781 #REF! #N/A | Cuarto Trimestre Primer Trimestre 2025 % del total 2025 % del total 2026 % del total Renta Fija 3680 0.54269281816841175 3716.387264494138 0.54949254828395888 #N/A #N/A Principales Contratos de Deuda Bancaria 1843 0.27178882170771274 1758.1927446376999 0.25996047851510479 #N/A #N/A Arrendamientos 1136 0.16752691343459666 #REF! #REF! #N/A #N/A Otros 122 1.7991446689278868E-2 #N/A #N/A Deuda Total 6781 #REF! #REF! #N/A OJO: Información viene del data bridge CHECK VALUES CHANGED TO REACH 100% 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 3M26 1Q26 Ventas Netas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cemento Volumen -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Cement Volume -9.3091185431806011E-3 -9.3091185431806011E-3 Net Sales 1T26 #REF! % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 Precio (ML) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Price (LC) -3.0609161887992228E-2 -3.0609161887992228E-2 % var (l-t-l) 0 Acum.1T26 Flujo de Operación 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Concreto Volumen 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 Ready mix Volume 2.1732461117314306E-2 2.1732461117314306E-2 Operating EBITDA 1195.9411638700001 1195.9411638700001 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 Precio (ML) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Price (LC) -2.5577625658226785E-2 -2.5577625658226785E-2 % var (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 Margen Flujo de Operación 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Agregados Volumen 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 Aggregates Volume 8.8407054908354057E-2 8.8407054908354057E-2 Operating EBITDA margin 189.91655972999976 189.91655972999976 var pp 0 0 Precio (ML) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 0 0 Price (LC) 2.3260435385198761E-2 2.3260435385198761E-2 pp var 9.0521611284864777E-4 9.0521611284864777E-4 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 Sales 1195.9411638700001 1190.29570502 1195.9411638700001 1190.29570502 % var (comp) 4.7429044952364968E-3 4.7429044952364968E-3 % YoY (l-t-l) 4.7429044952364968E-3 4.7429044952364968E-3 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 EBITDA 189.91655972999976 189.7447996800002 189.91655972999976 189.7447996800002 % var (comp) 9.0521611284864777E-4 9.0521611284864777E-4 % YoY (l-t-l) 9.0521611284864777E-4 9.0521611284864777E-4 Margen EBITDA 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 EBITDA margin 0.15880092220878173 0.15940979949752235 0.15880092220878173 0.15940979949752235 var pp 0 0 pp var 0 0 5.54 x 14.48 January - March l-t-l First Quarter l-t-l Validación 2025 2026 % var %var 2025 2026 % var %var Flujo de operación TRUE TRUE TRUE TRUE TRUE TRUE EBITDA 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto TRUE TRUE TRUE TRUE TRUE TRUE - Net Financial Expense 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de TRUE TRUE TRUE TRUE TRUE TRUE - Maintenance Capex 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento TRUE TRUE TRUE TRUE TRUE TRUE - Change in Working Capital 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Inversiones en capital de trabajo TRUE TRUE TRUE TRUE TRUE TRUE - Taxes Paid 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Impuestos TRUE TRUE TRUE TRUE TRUE TRUE - Other Cash Items (net) 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Otros gastos TRUE TRUE TRUE TRUE TRUE TRUE - Free Cash Flow -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 - Flujo de efectivo libre de TRUE TRUE TRUE TRUE TRUE TRUE Discontinued Operations operaciones discontinuas Free Cash Flow after 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 Flujo de efectivo libre después TRUE TRUE #DIV/0! TRUE TRUE #DIV/0! Maintenance Capex de inv AF mtto - Strategic Capex 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 - Inversiones en activo fijo FALSE TRUE TRUE FALSE TRUE TRUE - Strategic Capex 0 82.64329518558857 0 20.968298961953913 estratégicas Discontinued Operations - Inversiones en activo fijo estratégicas TRUE TRUE TRUE TRUE TRUE TRUE Free Cash Flow 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 de operaciones discontinuas Flujo de efectivo libre TRUE TRUE TRUE TRUE TRUE TRUE OJO: Si en alguno de los dos años existe un flujo negativo el % var es = N/A Enero - Marzo %var Primer Trimestre %var OJO: Validar los signos de las variaciones 2025 2026 % var comp 2025 2026 % var comp OJO: Verificar que el other cash items cuadre con el balance general*** Flujo de operación 3149.5001339549294 3078.9401325676067 -2.2403555607638036E-2 0.22538842586999219 705.12238818679339 680.73380214644612 -3.4587734624427359E-2 0.22538842586999219 - Gasto financiero neto 583.92695722719589 592.84729758631363 147.13496688273503 137.12231459534183 - Inversiones en activo fijo de 966.80276954559997 1,016.3174240883461 389.38612606125616 462.52883593382779 mantenimiento - Inversiones en capital de trabajo 25.95769886770529 -,215.336507358196 -,390.8508350392356 -,629.81370858801256 - Impuestos 501.3314319056239 871.516018726531 43.988128206979027 59.685521668776289 - Otros gastos 17.037401497786394 63.820341679594506 35.658253191795907 -6.1064490344325062 - Flujo de efectivo libre de -,153.68212529466757 -,120.66182703324888 -31.798260463640073 -18.423729289517556 operaciones discontinuas Flujo de efectivo libre después 1,208.1260002056852 870.1042425936522 -0.27979015231398402 510.83825781159089 675.74101686046288 0.32280816193232731 de inv AF mtto #DIV/0! #DIV/0! - Inversiones en activo fijo 420.46953634529115 491.89265870054516 108.0994399904782 163.92648972244464 estratégicas - Inversiones en activo fijo estratégicas 0 82.64329518558857 0 20.968298961953913 de operaciones discontinuas Flujo de efectivo libre 787.65646386039396 378.21158389310705 -0.5198267249157722 402.73881782111266 511.81452713801821 0.27083485497381199 Primer Trimestre Cuarto Trimestre First Quarter Fourth Quarter 2025 2026 % var 2025 2025 2026 % var 2025 Deuda Total1 6763.2475904066559 6236.1195676767447 -7.7940074747169907E-2 6779.9909944889187 Total debt1 6763.2475904066559 6236.1195676767447 -7.7940074747169907E-2 6779.9909944889187 Corto Plazo 0.13418777187811567 0.10480400544481097 0.21477661280344554 Short-term 0.13418777187811567 0.10480400544481097 0.21477661280344554 Largo Plazo 0.8658122281218843 0.89519599455518895 0.78522338719655438 Long-term 0.8658122281218843 0.89519599455518895 0.78522338719655438 Efectivo y equivalentes 1179.10682 686.97951999999998 -0.41737295693022958 1822.3594599999999 Cash and cash equivalents 1179.10682 686.97951999999998 -0.41737295693022958 1822.3594599999999 Deuda neta 5584.140770406656 5549.1400476767449 -6.2678797274234865E-3 4957.631534488919 Net debt 5584.140770406656 5549.1400476767449 -6.2678797274234865E-3 4957.631534488919 Razón de apalancamiento consolidado2 2.57 2.2999999999999998 2.2599999999999998 Leverage ratio2 2.57 2.2999999999999998 2.2599999999999998 OJO: Información viene del data bridge - COVENANTS 591.50851318782588 Currency Denomination 1Q26 US Dollar #REF! Euro #REF! Mexican Peso #REF! Other #REF! Interest rate 1Q26 Fixed #REF! Variable #REF! Validacion Deuda Total1 0 0 0 0 Costo Plazo 0 0 0 0 Largo Plazo 0 0 0 0 Notas perpetuas #REF! #REF! #REF! #REF! Efectivo y equivalentes 0 0 0 0 Deuda neta más notas perpetuas 0 0 0 0 Deuda Consolidada Fondeada2 /Flujo de operación3 0 0 0 0 Cobertura de intereses3 4 #REF! #REF! #REF! #REF! As it is To be New file File (Original) Name of Sheet(s) Sheet(s) renamed Comments Fin Op 1st Del_IIIQ Volumenes y Precios (Contraloria) IIIQ 2020.xls vol&precio vol&precio Replaced name RES VOL&PRE RES VOL&PRE VOL&PRI ACUM. VOL&PRI ACUM. Margin by product IIIQ.xlsx cemex Margin by product Comparable.xlsx Proforma Proforma Secuencial_cem Secuencial_cem Secuencial_con Secuencial_con Secuencial_agg Secuencial_agg FLC A Terceros.xls Sheet 1 FLC Terceros Replaced name, New cells: Columna C para trimestres, Columna D para acumulados Tabla Resultados Trimestrales.xlsx Sheet1 Tablas Resultados Trimestrales VALIDACION OPERATIVA IIIQ 2020.xls VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD VOL, P-LOC, P-USD, Summary PY, Summary, CEM Vol, CEM Price USD, RMX Vol, RMX Price USD, AGG Vol, AGG Price USD Replaced name Liberación Operativa IIIQ 2020 VOL-ENG, PRICE-ENG, PRICE2-ENG VOL Religar información. P-USD P-LOC QUARTERLY RESULTS.pptx Ppt Quarterly Results Volumes Quarterly Results Prices Cost percentage.xlsx Tablas CX (Q) Tablas CX (Q) Tablas CX (YTD) Tablas CX (YTD) Impacto EBITDA Clinker Cemento Comprado.xlsx CLK CLK Q CEM CEM Q Tipos de cambio 2020 VS 2019.xlsx TC AVERAGE TC AVERAGE Estadístico Saldos y Días 2008-2012 WC CMX Integración WC IIIQ 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC QTR Días Variación WC Regiones Qs & Acum.xlsx Sheet 1 WC Saldos Regiones Integración WC Acum 20 vs 19.xlsx TABLA DIAS vs ANT INTEG WC YTD Días Flujo 2020 Septiembre_Envío Flujo de Caja 2020 FLC 2020 Fin Op 2nd Del_IIIQ File (Original) Name of Sheet(s) Sheet(s) renamed Comments 3Q 2020 cascada.xlsx Sheet 1 EBITDA cascada Financieros IIIQ.xlsx CXEsp-US CXEsp-US Replaced name SUMM-Esp1 SUMM-Esp1 SUMM-Esp1NEW SUMM-Esp1NEW SUMM-Esp2 SUMM-Esp2 SUMM-Esp2NEW SUMM-Esp2NEW CXEng-US CXEng-US SUMM-Eng1NEW SUMM-Eng1NEW SUMM-Eng2NEW SUMM-Eng2NEW Tabla países IIIQ 2020 – 2019 – Nueva Region.xlsx 3Q YTD CY YTD CY Summary Summary Summary FY Summary FY FX 3Q 2020.xlsx Sheet 1 FX Total DEBT – Funded Debt.xlsx Tabla Total Debt & Funded Debt Financial Obligation Sep 2020.xlsx Sheet 1 Financial Obligation Replaced name, Changed values, check Acciones Promedio Circulacion IIIQ2020.xls 2015 Acciones promedio Utilidad por Acción IIIQ20.xls 44075 Utilidad por acción CY Sep 2019 (Op Disc) Utilidad por acción PY HC CX BMV Sep 2020.xlsx Nuevo Formato HC CX BMV HC Prev Quarter No existe este archivo, la información está incluida en HC CX BMV Xxx 20XX.xls 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1T25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cemento Volumen 5.9796804215300585E-2 5.9796804215300585E-2 Net Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Cement Volume 5.9796804215300585E-2 5.9796804215300585E-2 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 Precio (ML) 5.688858792320664E-2 5.688858792320664E-2 % var (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 Price (LC) 5.688858792320664E-2 5.688858792320664E-2 Flujo de Operación 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Concreto Volumen -6.0999761311732688E-2 -6.0999761311732688E-2 Operating EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 Ready mix Volume -6.0999761311732688E-2 -6.0999761311732688E-2 % var (comp) 0.24007034674692129 0.24007034674692129 Precio (ML) 3.4942779617618019E-2 3.4942779617618019E-2 % var (l-t-l) 0.24007034674692129 0.24007034674692129 Price (LC) 3.4942779617618019E-2 3.4942779617618019E-2 Margen Flujo de Operación 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Agregados Volumen 5.636352904071823E-2 5.636352904071823E-2 Operating EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 Aggregates Volume 5.636352904071823E-2 5.636352904071823E-2 var pp 4.6999999999999984 4.6999999999999984 Precio (ML) 3.3231001082806876E-2 3.3231001082806876E-2 pp var 4.6999999999999984 4.6999999999999984 Price (LC) 3.3231001082806876E-2 3.3231001082806876E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 Sales 1255.44924375407 981.282347639774 1255.44924375407 981.282347639774 % var (comp) 9.2104404215293534E-2 9.2104404215293534E-2 % YoY (l-t-l) 9.2104404215293534E-2 9.2104404215293534E-2 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 EBITDA 453.22973077723412 308.23439645429846 453.22973077723412 308.23439645429846 % var (comp) 0.24007034674692129 0.24007034674692129 % YoY (l-t-l) 0.24007034674692129 0.24007034674692129 Margen EBITDA 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 EBITDA margin 0.3610099994341287 0.31411387068734925 0.3610099994341287 0.31411387068734925 var pp 4.6999999999999984 4.6999999999999984 pp var 4.6999999999999984 4.6999999999999984 5.72 x 14.48 5.54 x 14.48 SIZE OF CHARTS for PPT Height: 2.25" Width: 5.6" Domestic gray cement Ready mix Aggregates YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 YTD 3Q23 vs. YTD 3Q22 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 0 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Philippines -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panama 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 0 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 0 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 Dominican Republic 0 0 0 0 0 0 0 0 N/A N/A N/A Cemento gris doméstico Concreto Agregados 0 0 0 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 Israel N/A N/A N/A 1.4341943188758416E-2 0.17611995541277425 1.377714944501897E-2 -5.2486621585858734E-2 0.24113296793372957 7.015702262379736E-2 Filipinas -0.17017939306497595 5.9434636216022928E-2 -3.8391017164939471E-2 0 -0.13451794693862518 7.8327583772259055E-2 -1.9950296720418832E-2 0 -2.1106875608083414E-2 8.0217221289652627E-2 -1.8021077285090961E-2 Colombia 0 0 0 0 0 0 0 0 0 Panamá 8.1891915909160229E-3 0.17015073537692768 5.1114009499762671E-2 -7.8630748832142203E-2 0.21410783157085461 9.0724851942268578E-2 6.058706917861393E-2 0.22676814606368156 0.10243859441504802 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A 0 0 0 0 0 0 Filipinas 0 0 0 N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 N/A N/A N/A Quarter 1Q Current Q Current Quarter Quarter Capital letters Previous Quarter Previous Q Year Previous Quarter Year to Date YTD Months Balance sheet Date Year 2026 1Q 1T First Quarter Primer Trimestre FIRST QUARTER PRIMER TRIMESTRE Fourth Quarter Cuarto Trimestre 4Q 4T 2025 January - March Enero - Marzo 3M as of March 31 al 31 de marzo 2Q 2T Second Quarter Segundo Trimestre SECOND QUARTER SEGUNDO TRIMESTRE First Quarter Primer Trimestre 1Q 1T 2026 January - June Enero - Junio 6M as of June 30 al 30 de junio ENGLISH ESPAÑOL 3Q 3T Third Quarter Tercer Trimestre THIRD QUARTER TERCER TRIMESTRE Second Quarter Segundo Trimestre 2Q 2T 2026 January - September Enero - Septiembre 9M as of September 30 al 30 de septiembre Current Q 1Q 1T 4Q 4T Fourth Quarter Cuarto Trimestre FOURTH QUARTER CUARTO TRIMESTRE Third Quarter Tercer Trimestre 3Q 3T 2026 January - December Enero - Diciembre 20 as of December 31 al 31 de diciembre Current Quarter First Quarter Primer Trimestre Current Quarter Capital letters FIRST QUARTER PRIMER TRIMESTRE Years drop down list Yr Current Yr 26 2016 16 Current Q Current Yr 1Q26 1T26 2017 17 Previous Year 2025 2018 18 Previous Yr 25 2019 19 Previous Quarter Fourth Quarter Cuarto Trimestre 2020 20 Previous Q 4Q 4T 2021 21 Year Previous Quarter 2025 2022 22 Yr Previous Quarter 25 2023 23 Previous Quarter 4Q25 4T25 2024 24 Current Q Previous Yr 1Q25 1T25 2025 25 YTD Months 3M 2026 26 YTD January - March Enero - Marzo 2027 27 Date Balance Sheet as of March 31 al 31 de marzo YTD Months Current Yr 3M26 YTD Months Previous Yr 3M25 Current Year vs. Previous Year 2026 vs. 2025 Current Q (Current Yr vs. Previous Yr) 1Q26 vs. 1Q25 1T26 vs. 1T25 Current Q vs. Previous Q 1Q26 vs. 4Q25 1T26 vs. 4T25 YTD Months (Current Year Vs. Prev Year) 3M26 vs. 3M25 January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var l-t-l 2025 2026 % var l-t-l 2025 2026 % var % var 2025 2026 % var % var % var % var comp comp Net sales 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 Ventas netas 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 3614.21824423 4019.0941002899999 0.11202307904520523 2.8451956260989224E-2 EBITDA 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 Flujo de operación 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 594.94891269000004 794.27979775000199 0.33503865761977442 0.22538842586999219 as % net sales 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 % de ventas netas 0.16461344403864367 0.19762657403136949 3.3000000000000003 0.16461344403864367 0.19762657403136949 3.3000000000000003 Cost of sales 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 Costo de ventas 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 2490.2255249200002 2698.8816550400002 -8.3790053564206018E-2 as % net sales 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 % de ventas netas 0.68900806665330094 0.67151492045067096 1.6999999999999904 0.68900806665330094 0.67151492045067096 1.6999999999999904 Operating expenses 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 Gastos de operación 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 833.76051805999998 867.52356137999993 -4.0494893424025437E-2 as % net sales 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 % de ventas netas 0.23068903472862373 0.21585052246410535 1.5000000000000013 0.23068903472862373 0.21585052246410535 1.5000000000000013 Millions of U.S. dollars Millones de dólares US OJO: Revisar que el EBITDA sea el mismo al de la gráfica de cascada de EBITDA (MAIL Monica Valdes) Validación Ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Flujo de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Costo de ventas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE Gastos de operación TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE % de ventas netas TRUE TRUE TRUE TRUE #REF! TRUE TRUE TRUE FREE CASH FLOW Data from Consolidated Financial Statements Q1 1 0 ESPAÑOL CHECK January - March First Quarter Enero - Marzo Primer Trimestre 2025 2026 % var 2025 2026 % var 2025 2026 % var 2025 2026 % var Operating earnings before other expenses, net 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Resultado de operación antes de otros gastos, neto 290.23220386713808 452.68888403262702 0.5597472575436806 290.23220386713808 452.68888403262702 0.5597472575436806 Operating earnings before other expenses, net TRUE TRUE TRUE TRUE TRUE TRUE TRUE Depreciation and amortization of assets 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciación y amortización de activos 304.7167111696495 341.59091380104519 304.7167111696495 341.59091380104519 Depreciation and amortization of assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Operating EBITDA 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 199.33088279688457 Flujo de operación 594.94891503678764 794.27979783367221 0.33503865249432252 594.94891503678764 794.27979783367221 0.33503865249432252 Operating EBITDA TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Interest Paid -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 17.212801857059304 Interés neto pagado -,106.81677580738074 -89.603973950321432 -,106.81677580738074 -89.603973950321432 Net interest paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Maintenance capital expenditures & lease payments -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 28.868860044738199 Inversiones en activo fijo de mantenimiento y pagos de arrendamientos -,172.97408440536867 -,144.10522436063047 -,172.97408440536867 -,144.10522436063047 Maintenance capital expenditures (w/o leases) TRUE TRUE TRUE TRUE TRUE TRUE TRUE Change in working capital -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 30.942074058329524 Cambio en inversión de capital de trabajo -,483.92962342024066 -,452.98754936191114 -,483.92962342024066 -,452.98754936191114 Change in working capital TRUE TRUE TRUE TRUE TRUE TRUE TRUE Net Taxes Paid -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 -6.4553978592420265 Impuestos netos pagados -58.92133734254142 -65.376735201783447 -58.92133734254142 -65.376735201783447 Net taxes paid TRUE TRUE TRUE TRUE TRUE TRUE TRUE Other cash expenditures -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 43.139325260112706 Otros gastos -74.076197660957945 -30.936872400845239 -74.076197660957945 -30.936872400845239 Other cash expenditures TRUE TRUE TRUE TRUE TRUE TRUE TRUE Proceeds from sales of fixed assets 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 -17.570577206961122 Ingresos de la venta de activo fijo 35.177026677123735 17.606449470162612 35.177026677123735 17.606449470162612 Proceeds from sales of fixed assets TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash flows from discontinued operations -3.795874846503378 0 -3.795874846503378 0 3.795874846503378 Flujo de efectivo libre de operaciones discontinuas -3.795874846503378 0 -3.795874846503378 0 Free cash flows from discontinued operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE Free cash Flow from Operations -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 299.26384379742444 Flujo de efectivo libre de operaciones -,270.38795176908138 28.87589202834306 -1.1067942999657168 -,270.38795176908138 28.87589202834306 -1.1067942999657168 Free cash flow from operations TRUE TRUE TRUE TRUE TRUE TRUE TRUE -,384.97913546196617 -0.45447255207173948 3.6354811122100171E-2 -0.45447255207173948 3.6354811122100171E-2 -0.44809238269825868 0.26675221075270428 CHECK Uses and Sources for waterfall - Year-to-Date Usos y fuentes para waterfall - Year-to-Date *** Uses and Sources for waterfall *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt December TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 - Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 - Acquisitions and divestments TRUE - Investments in intangible assets 37.158582628529786 -56.910038341610168 - Inversiones en activo intangible 37.158582628529786 - Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -48.494983277591963 - Cupones en notas subordinadas 61.625000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 36.422850694145041 -32.82271835394161 -Contribuciones al pland de pensiones 36.422850694145041 - Contributions to pension plan TRUE - Dividends 32.027578371527312 -20.411496763303745 - Dividendos 32.027578371527312 - Dividends TRUE - Share buybacks 99.823262372025539 54.788016478665618 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 105.48942203480894 1025 - Otros neto 105.48942203480894 - Others net TRUE Net debt variation YTD 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta acumulada a Diciembre 2025 591.51820926892526 Net debt variation YTD TRUE *** Net debt March 2026 5,549.1497437578446 -,105.48942203480894 *** Deuda neta a Marzo 2026 5,549.1497437578446 Net debt Q TRUE Uses and Sources for waterfall - SEQUENTIAL Usos y fuentes para waterfall - SECUENCIAL *** Net debt December 2025 4,957.631534488919 *** Deuda neta a Diciembre 2025 4,957.631534488919 Net debt SEQUENTIAL TRUE Free Cash Flow from Operations (effect on Net Debt) -28.87589202834306 Flujo de efectivo libre de operaciones (efecto en la Deuda Neta) -28.87589202834306 Free cash flow from operations TRUE - Growth capital expenditures* 48.734619320701071 Others - Inversiones en activo fijo de crecimiento* 48.734619320701071 - Growth capital expenditures* TRUE - Acquisitions and divestments 199.11278586553061 -0.38361402999999999 - Adquisiciones y ventas de activos 199.11278586553061 - Acquisitions and divestments TRUE - Investments in intangible assets 37.158582628529786 -56.910038341610168 - Inversiones en activo intangible 37.158582628529786 - Investments in intangible assets TRUE - Coupons on subordinated notes 61.625000010000008 -48.494983277591963 - Cupones en notas subordinadas 61.625000010000008 - Coupons on subordinated notes TRUE - Contributions to pension plan 36.422850694145041 -32.82271835394161 -Contribuciones al pland de pensiones 36.422850694145041 - Contributions to pension plan TRUE - Dividends 32.027578371527312 -20.411496763303745 - Dividendos 32.027578371527312 - Dividends TRUE - Share buybacks 99.823262372025539 54.788016478665618 -Programa de recompra de acciones 99.823262372025539 - Share buybacks TRUE - Others net 105.48942203480894 - Otros neto 105.48942203480894 - Others net TRUE Net debt sequential variation 591.51820926892526 FALSE -1.2545877470270717 *** Variación de la deuda neta secuencial a Diciembre 2025 591.51820926892526 Net debt variation SEQUENTIAL TRUE *** Net debt March 2026 5,549.1497437578446 0 -,105.48942203480894 *** Deuda neta a Marzo 2026 5,549.1497437578446 Net debt Q TRUE [Fin Op 1st Del_IQ_PricesFOB.xlsx]FLC AÑO ACTUAL' Fin Op 1st Del_IQ_PricesFOB FLC AÑO ACTUAL FLC AÑO ANTERIOR 3M26 3M25 1T26 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Net Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Cement Volume 0 0 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % var (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 Price (l-t-l) 0 0 Flujo de Operación 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Operating EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 Ready mix Volume 0 0 % var (comp) 0.13879600361394073 0.13879600361394073 % var (l-t-l) 0.13879600361394073 0.13879600361394073 Price (l-t-l) 0 0 Margen Flujo de Operación 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Operating EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 Aggregates Volume 0 0 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 Price (l-t-l) 0 0 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 Sales 295.62058401170378 280.68999372260777 295.62058401170378 280.68999372260777 % var (comp) -1.1332550449380564E-2 -1.1332550449380564E-2 % YoY (l-t-l) -1.1332550449380564E-2 -1.1332550449380564E-2 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 EBITDA 66.349379204962474 55.180655398545632 66.349379204962474 55.180655398545632 % var (comp) 0.13879600361394073 0.13879600361394073 % YoY (l-t-l) 0.13879600361394073 0.13879600361394073 Margen EBITDA 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 EBITDA margin 0.22444099901492537 0.196589321431522 0.22444099901492537 0.196589321431522 var pp 2.6999999999999997 2.6999999999999997 pp var 2.6999999999999997 2.6999999999999997 5.54 x 14.48 Amounts in thousands of U.S. dollars This information is being presented for convenience of the reader. SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 U.S.A. 1309885.3206 1201659.20548 1195941.16387 0 0 Europe, Middle East and Africa 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europe 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Middle East and Africa 352305.54826246877 358107.99166401854 348594.77867193148 0 0 South, Central America and the Caribbean 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Others and intercompany eliminations 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 369399.54498341365 379292.74289825873 453229.73077723413 0 0 U.S.A. 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europe, Middle East and Africa 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europe 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Middle East and Africa 63150.568919224635 56322.043496084691 61139.338748296155 0 0 South, Central America and the Caribbean 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Others and intercompany eliminations -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 Cantidades en miles de dólares Esta información se está presentando para conveniencia del lector. VENTAS 3T23 4T23 1T24 2T24 3T24 México 1117220.4045870199 1205845.1064696 1255449.24375407 0 0 Estados Unidos 1309885.3206 1201659.20548 1195941.16387 0 0 Europa, Medio Oriente y África 1378733.2164337127 1327850.8425004999 1162167.5735712026 0 0 Europa 1026427.6681712441 969742.8508364812 813572.79489927134 0 0 Medio Oriente y África 352305.54826246877 358107.99166401854 348594.77867193148 0 0 Centro, Sudamérica y el Caribe 297491.83831336559 280836.23795850266 295620.58401170379 0 0 Otros y eliminaciones intercompañía 142089.90561590134 163512.87751139747 109915.53508302383 0 0 TOTAL 4245420.6855499996 4179704.2699199999 4019094.1002900004 0 0 FLUJO DE OPERACIÓN (Op. EBITDA) 3T23 4T23 1T24 2T24 3T24 México 369399.54498341365 379292.74289825873 453229.73077723413 0 0 Estados Unidos 269306.76548999996 241150.22366999998 189916.55972999978 0 0 Europa, Medio Oriente y África 247058.9889832878 194409.71021688782 151662.37441943731 0 0 Europa 183908.42006406316 138087.66672080313 90523.035671141159 0 0 Medio Oriente y África 63150.568919224635 56322.043496084691 61139.338748296155 0 0 Centro, Sudamérica y el Caribe 65032.551873990291 53206.127039062092 66349.379204962475 0 0 Otros y eliminaciones intercompañía -68533.613040690747 -87024.567024209595 -66878.246381631674 0 0 TOTAL 882264.23829000106 781034.23679999914 794279.79775000201 0 0 CHECK SALES 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 U.S.A. 0 0 0 0 0 Europe, Middle East and Africa 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 OPERATING EBITDA 3Q23 4Q23 1Q24 2Q24 3Q24 Mexico 0 0 0 0 0 USA 0 0 0 0 0 EMEAA 0 0 0 0 0 Europe 0 0 0 0 0 Middle East and Africa 0 0 0 0 0 South, Central America and the Caribbean 0 0 0 0 0 Others and intercompany eliminations 0 0 0 0 0 TOTAL 0 0 0 0 0 Domestic gray cement Ready mix Aggregates YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 YTD 1Q26 vs. YTD 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 0 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 U.S. -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Acum. 1T26vs.Acum. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215301196E-2 0.23779726484261682 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605835 3.4942779617620219E-2 5.636352904071823E-2 0.21046944947629015 3.3231001082808798E-2 Estados Unidos -9.3091185431777249E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117317525E-2 -2.5577625658228943E-2 -2.5577625658228943E-2 0 8.840407613680501E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953519E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400933E-2 0.14339601182376821 2.838596877204189E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379955E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847765E-2 0.11537126240270637 -4.3254329092476829E-4 0 -0.26954463748131186 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 Israel N/A N/A N/A #REF! #REF! #REF! #REF! #REF! #REF! Filipinas #REF! #REF! #REF! N/A N/A N/A N/A N/A N/A Colombia 0 0 0 0 0 0 0 0 0 Panamá #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! Costa Rica #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! #REF! República Dominicana #REF! #REF! #REF! #REF! #REF! #REF! N/A N/A N/A 3M26 3M25 1T26 1T25 3M26 vs. 3M25 1T26 vs. 1T25 3M26 3M25 1Q26 1Q25 3M26 vs. 3M25 1Q26 vs. 1Q25 Ventas Netas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cemento Volumen -3.8480073563953367E-2 -3.8480073563953367E-2 Net Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Cement Volume -3.8480073563953367E-2 -3.8480073563953367E-2 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 Precio (comp) 3.0008392275780719E-2 3.0008392275780719E-2 % var (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 Price (l-t-l) 3.0008392275780719E-2 3.0008392275780719E-2 Flujo de Operación 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Concreto Volumen -3.9097747727400732E-2 -3.9097747727400732E-2 Operating EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 Ready mix Volume -3.9097747727400732E-2 -3.9097747727400732E-2 % var (comp) 0.20466787402051712 0.20466787402051712 Precio (comp) 2.838596877204164E-2 2.838596877204164E-2 % var (l-t-l) 0.20466787402051712 0.20466787402051712 Price (l-t-l) 2.838596877204164E-2 2.838596877204164E-2 Margen Flujo de Operación 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Agregados Volumen -6.9164273461366638E-2 -6.9164273461366638E-2 Operating EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 Aggregates Volume -6.9164273461366638E-2 -6.9164273461366638E-2 var pp 2.1000000000000005 2.1000000000000005 Precio (comp) 4.0044032562379719E-2 4.0044032562379719E-2 pp var 2.1000000000000005 2.1000000000000005 Price (l-t-l) 4.0044032562379719E-2 4.0044032562379719E-2 1T26 3M25 Acum.1T26 1T25 1Q26 3M25 YTD1Q26 1T25 Ventas 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 Sales 1162.1675735712026 1069.5417457412025 1162.1675735712026 1069.5417457412025 % var (comp) -1.0201193694252542E-2 -1.0201193694252542E-2 % YoY (l-t-l) -1.0201193694252542E-2 -1.0201193694252542E-2 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 EBITDA 151.66237441943733 116.86575579891272 151.66237441943733 116.86575579891272 % var (comp) 0.20466787402051712 0.20466787402051712 % YoY (l-t-l) 0.20466787402051712 0.20466787402051712 Margen EBITDA 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 EBITDA margin 0.13049957499106338 0.10926712890287761 0.13049957499106338 0.10926712890287761 var pp 2.1000000000000005 2.1000000000000005 pp var 2.1000000000000005 2.1000000000000005 5.54 x 14.48 Domestic gray cement Ready mix Aggregates 1Q26 vs. 1Q25 1Q26 vs. 1Q25 1Q26 vs. 1Q25 Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Volume Price (USD) Price (LC) Mexico 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 0 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 0 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 U.S. -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 0 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 0 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europe -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Cemento gris doméstico Concreto Agregados 1T26 vs. 1T25 1T26 vs. 1T25 1T26 vs. 1T25 Volumen Precio Precio Volumen Precio Precio Volumen Precio Precio (USD) (ML) (USD) (ML) (USD) (ML) México 5.9796804215300585E-2 0.23779726484261157 5.6888587923207938E-2 -6.0999761311732688E-2 0.21250844276605493 3.4942779617618019E-2 5.636352904071823E-2 0.21046944947629187 3.3231001082806876E-2 Estados Unidos -9.3091185431806011E-3 -3.0609161887990254E-2 -3.0609161887990254E-2 2.1732461117314306E-2 -2.5577625658228943E-2 -2.5577625658226785E-2 8.8404076136808077E-2 2.3263235869995146E-2 2.3263235869995146E-2 EMEA -3.8480073563953367E-2 0.10775279482248495 3.0008392275780855E-2 0 -3.9097747727400732E-2 0.14339601182376821 2.838596877204164E-2 0 -6.9164273461366776E-2 0.14428237042988487 4.0044032562379719E-2 Europa -7.099501513745686E-2 0.10051160572112372 9.5939092063540531E-3 0 -9.267771003851033E-2 0.12673561400170555 2.4939122761248579E-2 0 -7.4654955127124153E-2 0.11859459037884187 3.275095208251904E-2 MEA 2.5618158399609379E-2 0.25486544680791784 0.23112510613702439 0 2.5822630594525834E-2 0.19237757129480812 5.5809607823556595E-2 0 -5.2486621585858734E-2 0.24113296793372957 7.0239390443823019E-2 SCAC 1.8762821380555166E-2 4.863159226156815E-2 6.1316165145040274E-3 0 -9.7730554456847904E-2 0.11537126240270637 -4.3254329092476835E-4 0 -0.26954463748131197 9.0243348396784329E-2 -1.9733208821594888E-2 Validación México 0 0 0 0 0 0 0 0 0 0 0 Estados Unidos 0 0 0 0 0 0 0 0 0 0 0 Europa 0 0 0 0 0 0 0 0 0 0 0 Israel 0 0 0 0 0 0 0 0 0 0 0 Colombia 0 0 0 0 0 0 0 0 0 0 0 Panamá 0 0 0 0 0 0 0 0 0 0 0 Costa Rica 0 0 0 0 0 0 0 0 0 0 0 República Dominicana 0 0 0 0 0 0 0 0 0 0 0 Amounts in thousands of U.S. dollars SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 U.S.A. 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europe, Middle East and Africa 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europe 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Middle East and Africa 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 South, Central America and the Caribbean 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Others and intercompany eliminations 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 U.S.A. 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europe, Middle East and Africa 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europe 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Middle East and Africa 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 South, Central America and the Caribbean 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Others and intercompany eliminations -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 Cantidades en miles de dólares VENTAS 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 981282.34763977397 1059642.66709446 1117220.4045870199 1205845.1064696 4363990.5257908534 1255449.24375407 0 0 - 1255449.24375407 Estados Unidos 1190295.70502 1305978.07054 1309885.3206 1201659.20548 5007818.3016400002 1195941.16387 0 0 - 1195941.16387 Europa, Medio Oriente y África 1069541.7457412025 1341394.9265992206 1378733.2164337127 1327850.8425004999 5117520.7312746355 1162167.5735712026 0 0 - 1162167.5735712026 Europa 781686.13670631172 1041139.3827341136 1026427.6681712441 969742.8508364812 3818996.0384481503 813572.79489927134 0 0 - 813572.79489927134 Medio Oriente y África 287855.6090348906 300255.54386510712 352305.54826246877 358107.99166401854 1298524.692826485 348594.77867193148 0 0 - 348594.77867193148 Centro, Sudamérica y el Caribe 280689.99372260779 285373.30081225978 297491.83831336559 280836.23795850266 1144391.3708067359 295620.58401170379 0 0 - 295620.58401170379 Otros y eliminaciones intercompañía 92408.452106415527 100146.81249406002 142089.90561590134 163512.87751139747 498158.04772777436 109915.53508302383 0 0 - 109915.53508302383 TOTAL 3614218.2442300003 4092535.7775400006 4245420.6855499996 4179704.2699199999 16131878.97724 4019094.1002900004 0 0 - 4019094.1002900004 FLUJO DE OPERACIÓN (Op. EBITDA) 1T23 2T23 3T23 4T23 2023 1T24 2T24 3T24 4T24 2024 México 308234.39645429846 346874.57467852678 369399.54498341365 379292.74289825873 1403801.2590144975 453229.73077723413 0 0 - 453229.73077723413 Estados Unidos 189744.7996800002 278536.80884999997 269306.76548999996 241150.22366999998 978738.5976900002 189916.55972999978 0 0 - 189916.55972999978 Europa, Medio Oriente y África 116865.75579891271 229193.95806850077 247058.9889832878 194409.71021688782 787528.41306758905 151662.37441943731 0 0 - 151662.37441943731 Europa 68684.871459679867 177903.8700961413 183908.42006406316 138087.66672080313 568584.82834068744 90523.035671141159 0 0 - 90523.035671141159 Medio Oriente y África 48180.884339232842 51290.087972359463 63150.568919224635 56322.043496084691 218943.58472690164 61139.338748296155 0 0 - 61139.338748296155 Centro, Sudamérica y el Caribe 55180.655398545634 49539.587930547044 65032.551873990291 53206.127039062092 222958.92224214505 66349.379204962475 0 0 - 66349.379204962475 Otros y eliminaciones intercompañía -75076.694641756985 -82318.967217574565 -68533.613040690747 -87024.567024209595 -312953.84192423185 -66878.246381631674 0 0 - -66878.246381631674 TOTAL 594948.91269000014 821825.96230999997 882264.23829000106 781034.23679999914 3080073.3500900003 794279.79775000201 0 0 - 794279.79775000201 CHECK SALES 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 U.S.A. 0 0 0 0 0 0 0 0 #VALUE! 0 Europe, Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0 OPERATING EBITDA 1Q23 2Q23 3Q23 4Q23 2023 1Q24 2Q24 3Q24 4Q24 2024 Mexico 0 0 0 0 0 0 0 0 #VALUE! 0 USA 0 0 0 0 0 0 0 0 #VALUE! 0 EMEAA 0 0 0 0 0 0 0 0 #VALUE! 0 Europe 0 0 0 0 0 0 0 0 #VALUE! 0 Middle East and Africa 0 0 0 0 0 0 0 0 #VALUE! 0 South, Central America and the Caribbean 0 0 0 0 0 0 0 0 #VALUE! 0 Others and intercompany eliminations 0 0 0 0 0 0 0 0 #VALUE! 0 TOTAL 0 0 0 0 0 0 0 0 #VALUE! 0

Relevant Sustainability indicators Carbon strategy 1Q25 2025 1Q26 Gross Kg of CO2 per ton of cement equivalent 582 577 580 Net Kg of CO2 per ton of cement equivalent 536 538 548 Clinker factor 72.1% 71.3% 70.8% Alternative fuels 35.5% 32.1% 25.8% Low-carbon products 1Q25 2025 1Q26 Blended cement as % of total cement produced 83.6% 84.5% 86.1% Health and safety 1Q25 2025 1Q26 Employee fatalities 0 2 0 Employee LTI frequency rate 0.3 0.3 0.4 Operations with zero fatalities and injuries (%) 99% 97% 97%

Notes and Definitions SCAC South, Central America and the Caribbean. EMEA Europe, Middle East and Africa. MEA Middle East, and Africa. Cement When providing cement volume variations, refers to domestic gray cement operations (starting in 2Q10, the base for reported cement volumes changed from total domestic cement including clinker to domestic gray cement). LC Local currency. l-t-l (like to like) On a like-to-like basis adjusting for currency fluctuations. Maintenance capital expenditures Investments incurred for the purpose of ensuring the company’s operational continuity. These include capital expenditures on projects required to replace obsolete assets or maintain current operational levels, and mandatory capital expenditures, which are projects required to comply with governmental regulations or company policies. Sales When referring to reportable segment sales, revenues are presented before eliminations of intragroup transactions. When referring to Consolidated Sales, these represent the total revenues (Net Sales) of the company as reported in the financial statements. EBIT Means Operating earnings before other expenses, net. EBITDA Means Operating EBITDA: Operating earnings before other expenses, net plus depreciation and operating amortization. EBITDA margin Means Operating EBITDA margin: which is calculated by dividing our “Operating EBITDA” by our sales. Free cash flow from operations Cemex defines it as Operating EBITDA minus net interest paid, maintenance capital expenditures, maintenance lease payments, fixed asset sales, change in working capital, net taxes paid, and other cash expenditures. Investment in intangible assets Equals investments and expenses incurred in the development of internal-use software, industrial property, and trademarks, and aggregates mining rights. IFRS International Financial Reporting Standards, as issued by the International Accounting Standards Board. Pp Percentage points. Prices All references to pricing initiatives, price increases or decreases, refer to our prices for our products. Growth capital expenditures Investments incurred with the purpose of increasing the company’s profitability. These include capital expenditures on projects designed to increase profitability by expanding capacity, and margin improvement capital expenditures, which are projects designed to increase profitability by reducing costs. USD/U.S. dollars U.S. dollars. % YoY Year-over-year percentage variation for the same period of the previous year.